SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

             Filed by the Registrant                              [X]
             Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

[X]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement

     JNL Series Trust

     (Name of Registrant As Specified In Its Charter)

     Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules  14c-5(g) and 0-11

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form,  Schedule or Registration  Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

Dear Variable Annuity and Variable Life Contract Owners:

     Although you are not a shareholder of JNL Series Trust ("Trust"), your purchase payments and the earnings on such purchase payments under your variable contracts ("Variable Contracts") issued by Jackson National Life Insurance Company ("Jackson") or Jackson National Life Insurance Company of New York ("Jackson NY") are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust ("Information Statement") may be read to include you as an owner of a Variable Contract.

     On August 21-22, 2007, the Board of Trustees of the Trust voted to merge JNL/Putnam Midcap Growth Fund into the JNL/FI Mid-Cap Equity Fund and replace Pyramis Global Advisors, LLC ("Pyramis") with J.P. Morgan Investment Management Inc. ("JPMorgan") as sub-adviser for the JNL/FI Mid-Cap Equity Fund of the Trust effective December 3, 2007. Enclosed please find the Trust's Information Statement regarding this change in sub-adviser for the following Fund:

------------------------------------------------------------ ---------------------------------------------------------
                      PRIOR FUND NAME                                             NEW FUND NAME
------------------------------------------------------------ ---------------------------------------------------------
                JNL/FI Mid-Cap Equity Fund                               JNL/JPMorgan MidCap Growth Fund
------------------------------------------------------------ ---------------------------------------------------------

     The Information Statement is furnished on behalf of the Board of Trustees ("Trustees" or "Board") of the Trust, a Massachusetts business trust, to shareholders of JNL/FI Mid-Cap Equity Fund, a series of the Trust, located at 1 Corporate Way, Lansing, Michigan 48951.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

     If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY
Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution), or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), write JNL Series Trust, P.O. Box 378002, Denver, Colorado 80237-8002, or visit WWW.JNL.COM or WWW.JNLNY.COM.

                                  Sincerely,


                                  MARK D. NERUD
                                  President and Chief Executive Officer
                                  JNL Series Trust

                INFORMATION STATEMENT TO SHAREHOLDERS REGARDING:

                                JNL SERIES TRUST

                           JNL/FI Mid-Cap Equity Fund

                               September 10, 2007

                                TABLE OF CONTENTS

                              INFORMATION STATEMENT

                                                                                                           PAGE

I.                   INTRODUCTION                                                                            1

II.                  INVESTMENT SUB-ADVISORY AGREEMENT WITH JPMORGAN

III.                 DESCRIPTION AND CONTROL OF JPMORGAN

IV.                  OTHER INVESTMENT COMPANIES ADVISED BY JPMORGAN

V.                   EVALUATION BY THE BOARD OF TRUSTEES

VI.                  ADDITIONAL INFORMATION

VII.                 OTHER MATTERS

EXHIBIT A            INVESTMENT SUB-ADVISORY AGREEMENT AND AMENDMENT TO SUB-ADVISORY AGREEMENT             A-1
                     BETWEEN JACKSON NATIONAL ASSET MANAGEMENT, LLC AND J.P. MORGAN INVESTMENT
                     MANAGEMENT INC.

EXHIBIT B            COMPARISON OF THE JNL/FI MID-CAP EQUITY FUND AND THE JNL/JPMORGAN MIDCAP              B-1
                     GROWTH FUND

EXHIBIT C            EXECUTIVE OFFICERS & PARTNERS OF JPMORGAN                                             C-1

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.   INTRODUCTION

     JNL Series Trust ("Trust"), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently offers shares in 61 series ("Funds" and each a "Fund").

     As Investment Adviser to the Trust, Jackson National Asset Management, LLC ("JNAM" or "Adviser") selects, contracts with, compensates and monitors investment sub-advisers ("Sub-Advisers") to manage the investment and reinvestment of the assets of each of the Funds. In addition, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of each Fund, and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust ("Board"). Jackson National Life Distributors LLC ("JNLD"), an affiliate of the Trust and the Adviser, is principal underwriter for the Trust. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company ("Jackson"), which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

     The  President  of JNAM is Mark D.  Nerud.  The  members  of the  Board  of
Managers of JNAM are Andrew B. Hopping, Thomas J. Meyer, Mark D. Nerud and Robert A. Fritts. The address and principal occupation of each Manager are set out in the table below.

------------------------------- ---------------------------------- ----------------------------------------------
MANAGER                         ADDRESS                            PRINCIPAL OCCUPATION
------------------------------- ---------------------------------- ----------------------------------------------
------------------------------- ---------------------------------- ----------------------------------------------
Andrew B. Hopping               1 Corporate Way                    Executive Vice President and Chief Financial
                                Lansing, Michigan 48951            Officer of Jackson National Life Insurance
                                                                   Company

------------------------------- ---------------------------------- ----------------------------------------------
------------------------------- ---------------------------------- ----------------------------------------------
Thomas J. Meyer                 1 Corporate Way                    Senior Vice President, General Counsel, and
                                Lansing, Michigan 48951            Secretary of Jackson National Life Insurance
                                                                   Company

------------------------------- ---------------------------------- ----------------------------------------------
------------------------------- ---------------------------------- ----------------------------------------------
Mark D. Nerud                   1 Corporate Way                    President of JNAM
                                Lansing, Michigan 48951
                                                                   Vice President of Jackson National Life
                                                                   Insurance Company

------------------------------- ---------------------------------- ----------------------------------------------
------------------------------- ---------------------------------- ----------------------------------------------
Robert A. Fritts                1 Corporate Way                    Senior Vice President and Controller of
                                Lansing, Michigan 48951            Jackson National Life Insurance Company

------------------------------- ---------------------------------- ----------------------------------------------

     The Investment Advisory Agreement between JNAM and the Trust was last submitted for shareholder vote on October 26, 2000.

     On August 21-22, 2007, the Board, including all Trustees who are not "interested" (as defined by the 1940 Act) of any party to the "Sub-Advisory Agreement" ("Disinterested Trustees"), approved the amendment to the Sub-Advisory Agreement between the Trust and JPMorgan.

     The purpose of this Information Statement is to provide you with information about the amendment to the investment Sub-Advisory Agreement between JNAM and JPMorgan, the investment Sub-Adviser for the JNL/JPMorgan MidCap Growth Fund, and certain events and transactions that caused a termination of the investment Sub-Advisory Agreement between JNAM and Pyramis effective December 3, 2007. This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order ("Order") that the Trust and JNAM received from the U.S. Securities and Exchange Commission ("SEC").

     The Trust has received an Order permitting it to enter into Sub-Advisory Agreements appointing Sub-Advisers that are not affiliates of JNAM (other than by reason of serving as a Sub-Adviser to a Fund) without shareholder approval. The Trust, therefore, is able to change Sub-Advisers from time to time without the expense and delays associated with obtaining shareholder approval. However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers, pursuant to the Order.

     As of December 3, 2007, Pyramis will cease to be the Sub-Adviser to the JNL/FI Mid-Cap Equity Fund. Pyramis has principal offices at 53 State Street, Boston, Massachusetts 02109. Pyramis is a wholly-owned subsidiary of Fidelity Management & Research Company.

     Therefore, this Information Statement is being provided to the shareholders invested in the above-listed Fund. It will be mailed on or about September 10, 2007.

II.  INVESTMENT SUB-ADVISORY AGREEMENT WITH JPMORGAN

     Pyramis is the Sub-Adviser to the JNL/FI Mid-Cap Equity Fund pursuant to a Sub-Advisory Agreement with JNAM, dated April 30, 2007. That agreement was most recently approved by the Board at a meeting held on February 6-7, 2007.

     On August 21-22, 2007, the Board, including the Disinterested Trustees, unanimously voted to replace Pyramis with JPMorgan as Sub-Adviser for the Fund and to approve an amendment to the Sub-Advisory Agreement between JNAM and JPMorgan with respect to the Trust ("JPMorgan Sub-Advisory Agreement"). Please refer to Exhibit A for the JPMorgan Sub-Advisory Agreement and its amendments. Pursuant to the Order, shareholder approval is not required for the agreement because JPMorgan is not affiliated with JNAM. On December 3, 2007, JPMorgan will succeed Pyramis as Sub-Adviser to the Fund.

     With the replacement of Pyramis with JPMorgan as Sub-Adviser, the name of the Fund will change as follows, and will be referred to by its new name:

------------------------------------------------------------ ---------------------------------------------------------
                      PRIOR FUND NAME                                             NEW FUND NAME
------------------------------------------------------------ ---------------------------------------------------------
                JNL/FI Mid-Cap Equity Fund                               JNL/JPMorgan MidCap Growth Fund
------------------------------------------------------------ ---------------------------------------------------------

     The investment objectives and policies for the JNL/JPMorgan MidCap Growth Fund will be revised to read as follows:

     INVESTMENT OBJECTIVE. The investment objective of the JNL/JPMorgan MidCap Growth Fund is to seek capital growth over the long-term.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in common stocks of mid-cap companies which its sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), believes are capable of achieving sustained growth. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

     Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

     For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in affiliated money market funds, high-quality money market instruments or repurchase agreements.

     In managing the Fund, the Sub-Adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the Sub-Adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The Sub-Adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the Sub-Adviser's research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

     The Sub-Adviser may sell a security for several reasons. The Sub-Adviser may sell a security due to a change in the company's fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the Sub-Adviser may also sell a security, that the Sub-Adviser no longer considers reasonably valued.

     The significant differences between the old investment objectives and policies of the JNL/JPMorgan MidCap Growth Fund and the new investment policies described above are that the Fund intends to invest primarily in common stocks of mid-cap companies which JPMorgan believes are capable of achieving sustained growth. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap Growth Index stocks at the time of purchase. Please refer to Exhibit B for the changes from the previous description.

     The JPMorgan Sub-Advisory Agreement provides that it will remain in effect for its initial term and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The JPMorgan Sub-Advisory Agreement can be terminated at any time, without the payment of any penalty, on sixty (60) days' written notice by the Trust, JNAM or JPMorgan. The agreement also terminates automatically in the event of its assignment.

     The JPMorgan Sub-Advisory Agreement generally provides that JPMorgan, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the Fund or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of JPMorgan's duties under the JPMorgan Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the JPMorgan Sub-Advisory Agreement. There are no material differences between the Investment Sub-Advisory Agreements of Pyramis and JPMorgan.

     The change in Sub-Adviser will not increase any fee or expense to be paid by the Fund. The management fees for the Fund did not change. The Fund pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

  -------------------------------------------------------------------
                 JNL/JPMORGAN MIDCAP GROWTH FUND

                 ADVISORY RATES BEFORE AND AFTER
                    THE CHANGE IN SUB-ADVISER

  NET ASSETS                                           RATE

  $0 to $250 million                                   .70%
  $250 to $750 million                                 .65%
  $750 to $1.5 billion                                 .60%
  Over $1.5 billion                                    .55%
----------------------------------------------- -------------------

     Under the JPMorgan Sub-Advisory Agreement, the Sub-Advisory fees have changed as outlined below. JPMorgan is paid a Sub-Advisory fee equal to a percentage of the Fund's average daily net assets based on the following schedule:

 -------------------------------------------------------------------

                     JNL/FI MID-CAP EQUITY FUND

        SUB-ADVISORY RATES BEFORE THE CHANGE IN SUB-ADVISER

   NET ASSETS                                           RATE

   $0 to $250 million                                   .45%
   $250 to $750 million                                 .40%
   Over $750 million                                    .35%
 ----------------------------------------------- -------------------

 ------------------------------------------------------------------

                  JNL/JPMORGAN MIDCAP GROWTH FUND

        SUB-ADVISORY RATES AFTER THE CHANGE IN SUB-ADVISER

  NET ASSETS                                          RATE

  All Assets                                          .40%
 ---------------------------------------------- -------------------

     The following table sets forth the aggregate amount of management fees paid by the Fund to JNAM for the year ended December 31, 2006. THE AGGREGATE AMOUNT OF MANAGEMENT FEES TO BE PAID TO JNAM ARE NOT EXPECTED TO CHANGE AS A RESULT OF THE CHANGE OF SUB-ADVISERS.

 --------------------------------------------------------- --------------------
 FUND NAME                                                      ACTUAL FEES
 ---------                                                      -----------
 JNL/FI Mid-Cap Growth Fund                                     $1,503,132
 --------------------------------------------------------- --------------------

     The sub-advisory fee for the Fund did change as a result of the completion of the transaction. For the period of April 30, 2007 through July 31, 2007, Pyramis received $313,341 in Sub-Advisory fees with respect to the Fund. The pro forma Sub-Advisory fees would have been $278,525, assuming the JPMorgan Sub-Advisory Agreement was in place for the applicable period. The management and sub-advisory fees were not increased due to the change in Sub-Adviser. The decrease in sub-advisory fees for the period noted above is 11.1%.

III. DESCRIPTION OF JPMORGAN

     JPMorgan, with principal offices at 245 Park Avenue, New York, New York 10167, is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. JPMorgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2006, JPMorgan and its affiliates had approximately $1.013 trillion in assets under management, and is an investment adviser.

     As the Sub-Adviser to the Fund, JPMorgan provides the Fund with investment research, advice and supervision and manages the Fund's portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities, as set forth in the supplement to the Fund's Prospectus dated December 3, 2007. The principal risks of investing in the Fund are listed in the supplement to the Fund's Prospectus dated December 3, 2007, under the heading "PRINCIPAL RISKS OF INVESTING IN THE FUND".

     As of August 31, 2007, no Trustees or officers of the Trust were officers, employees, directors, general partners or shareholders of JPMorgan, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in JPMorgan or any other entity controlling, controlled by or under common control with JPMorgan. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2006, the beginning of the Trust's most recently completed fiscal year, or in any material proposed transactions, to which JPMorgan, any parent or subsidiary of JPMorgan, or any subsidiary of the parent of such entities was or is to be a party.

JNL/JPMORGAN MIDCAP GROWTH FUND

Christopher Jones, Managing Director, is a portfolio manager in the U.S. Equity Group. An employee since 1982, Chris heads the Growth & Small Cap Portfolios Group, which comprises mid, small, and micro cap products as well as life sciences and technology. He has had fund management and analytical responsibilities on the small cap team since 1986, and has served as the team's chief investment officer since 1993. Chris has also been managing the Luxembourg-domiciled JPMF America Micro Cap Fund since its 1988 inception. He holds an M.A. in history from Cambridge University and is a member of both the New York Society of Security Analysts and the Association for Investment Management and Research. He is a CFA charterholder.

Timothy Parton, Managing Director, is a portfolio manager in the U.S. Equity Group. Since January 2001 he has been co-manager of the firm's mid cap growth strategy. Timothy's analytical focus is on technology, financial services, energy and transportation. An employee since 1986, he is co-portfolio manager of the UK-domiciled JPMF American Investment Trust, the Luxembourg domiciled JPMF America Small Cap Fund, and the U.S.-based JPMorgan Small Cap Growth Fund. He joined the firm as an analyst and trainee portfolio manager on the U.S. large cap institutional team in London. In 1990 he transferred to New York to specialize in small cap investments. Timothy obtained a B.Sc. in Economics and Accounting from the University of Bristol in England. He is a member of the New York Society of Security Analysts and the Association for Investment Management and Research. He is also a CFA charterholder and NASD Series 66 licensed.

EXECUTIVE/PRINCIPAL OFFICERS OF JPMORGAN:

All of the Officers below are located at 245 Park Avenue, 3rd Floor, New York, New York 10167, except as noted below.

----------------------------------------------- -------------------------------------------------------------------
                OFFICER NAMES                                          TITLE AND/OR STATUS
----------------------------------------------- -------------------------------------------------------------------
Evelyn V. Guernsey                              President, Director, Managing Director
----------------------------------------------- -------------------------------------------------------------------
Joseph K. Azelby                                Director, Managing Director
----------------------------------------------- -------------------------------------------------------------------
Clive S. Brown                                  Director, Managing Director
----------------------------------------------- -------------------------------------------------------------------
Seth P. Bernstein                               Director, Global Head of Fixed Income, Managing Director
----------------------------------------------- -------------------------------------------------------------------
George C.W. Gatch                               Director, Managing Director
----------------------------------------------- -------------------------------------------------------------------
Iiman (Amy) Pappas                              Director, Treasurer, Managing Director
----------------------------------------------- -------------------------------------------------------------------
Paul A. Quinsee                                 Director, Managing Director
----------------------------------------------- -------------------------------------------------------------------
Lawrence M. Unrein                              Director, Managing Director
----------------------------------------------- -------------------------------------------------------------------
Martin R. Porter                                Global Head of Equities, Managing Director
20 Finsbury Street, Floor 4
London EC2Y 9AQ United Kingdom
----------------------------------------------- -------------------------------------------------------------------
Scott E. Richter                                Chief Legal Officer
----------------------------------------------- -------------------------------------------------------------------
John L. Oliva                                   Chief Compliance Officer
----------------------------------------------- -------------------------------------------------------------------

IV. OTHER INVESTMENT COMPANIES ADVISED BY JPMORGAN

     JPMorgan currently acts as adviser or Sub-Adviser to the following other registered investment companies having similar investment objectives and policies to those of the Fund. The size of each of these funds and the rate of JPMorgan's compensation for each fund are as follows:

JNL/JPMORGAN MIDCAP GROWTH FUND

--------------------------------------------------------------------------------------------
         FUND COMPANY                   NET ASSETS                    ANNUAL RATE
                                     (AS OF 12/31/06)
                                          ($ MIL)
--------------------------------------------------------------------------------------------
AIG Mid Cap Growth Fund                $246,119,721         42 bps on first $100 mm
                                                            40 bps on balance
--------------------------------------------------------------------------------------------

V. EVALUATION BY THE BOARD OF TRUSTEES

     The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund's Sub-Advisory Agreement.

     At a meeting on August 21-22, 2007, the Board, including all of the Independent Trustees, considered information relating to the JPMorgan Sub-Advisory Agreement. In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the JPMorgan Sub-Advisory Agreement. The Board received, and had the opportunity to review, this and other material, ask questions and request further information in connection with its consideration. At the conclusion of the Board's discussion, the Board approved the JPMorgan Sub-Advisory Agreement, which was approved until June 30, 2008 when the agreement will be up for its annual renewal.

     In reviewing the JPMorgan Sub-Advisory Agreement and considering the information, the Board was advised by outside legal counsel to the Fund, and the Independent Trustees were advised by independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided; (2) the investment performance of the Fund; (3) the costs of the services to be provided; (4) whether economies of scale may be realized as the Fund grows and whether fee levels are adjusted to enable the Fund's investors to share in these potential economies of scale; and
(5) other benefits that may accrue to JPMorgan through its relationship with the Fund. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board's decision to approve the JPMorgan Sub-Advisory Agreement.

     Before approving the JPMorgan Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and JPMorgan and the terms of the JPMorgan Sub-Advisory Agreement. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the JPMorgan Sub-Advisory Agreement is fair and reasonable and in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered the following:

     NATURE, QUALITY AND EXTENT OF SERVICES

     The Board examined the nature, quality and extent of the services to be provided by JPMorgan.

     For the Fund, JNAM provided information on JPMorgan's duties under the JPMorgan Sub-Advisory Agreement. These duties include investment research and security selection, adherence to the Fund's investment restrictions and monitoring compliance with the Fund policies and procedures. The Board considered JNAM's evaluation of JPMorgan, as well as JNAM's recommendation, based on its review of JPMorgan, to approve the JPMorgan Sub-Advisory Agreement.

     The Board also reviewed information pertaining to JPMorgan's organizational structure, senior management, financial stability, investment operations, and other relevant information. The Board considered compliance reports about JPMorgan from the Trust's Chief Compliance Officer.

     Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of the services to be provided by JPMorgan.

     PERFORMANCE

     The Board could not consider JPMorgan's performance as Sub-Adviser to the Fund because the transition from Pyramis to JPMorgan had not yet occurred. The Board, however, did consider information regarding JPMorgan's capabilities and expenses.

     COSTS OF SERVICES

     The Board reviewed the fees to be paid to JPMorgan. For the Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers. Using information provided by an independent data service, the Board evaluated the Fund's proposed Sub-Advisory fee and compared it to the average Sub-Advisory fee of the Lipper universe. The Board noted that the Fund's Sub-Advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund's total expense ratio.

     Further detail considered by the Board regarding the Sub-Advisory fees of the Fund is set forth below:

     JNL/JPMORGAN MIDCAP GROWTH FUND. The Board considered that the Fund's advisory fees are lower and Sub-Advisory fees are higher than the expense group average. The Board noted that the Fund's estimated total expense ratios are lower than that of the peer group average. The Board concluded that the advisory and Sub-Advisory fees are fair, reasonable and in the best interest of the Fund and its shareholders in light of the services to be provided.

     ECONOMIES OF SCALE

     The Board considered whether the Fund's proposed Sub-Advisory fee reflects the potential for economies of scale for the benefit of shareholders. Based on information provided by JNAM and JPMorgan, the Board noted that the fee arrangement for the Fund does not contain breakpoints that decrease the fee rate as assets increase. The Board concluded that the current fee schedule was competitive with the comparable funds managed by other advisers.

     OTHER BENEFITS TO JNAM AND JPMORGAN

     In evaluating the benefits that may accrue to JPMorgan through its relationship with the Fund, the Board noted that JPMorgan may develop additional investment advisory business with JNAM, the Funds or other clients of JPMorgan as a result of its relationship with the Fund.

     In light of all the facts noted above, the Board concluded that it would be fair, reasonable and in the best interests of the Fund and its shareholders to approve the JPMorgan Sub-Advisory Agreement.

VI. ADDITIONAL INFORMATION

OWNERSHIP OF THE FUND

     As of August 31, 2007, there were issued and outstanding the following number of shares for the Fund: [TO BE UPDATED BY AMENDMENT]

----------------------------------------------------------------------------- ----------------------------------------
FUND                                                                                        SHARES OUTSTANDING
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/FI Mid-Cap Equity Fund (Class A)
----------------------------------------------------------------------------- ----------------------------------------
JNL/FI Mid-Cap Equity Fund (Class B)
----------------------------------------------------------------------------- ----------------------------------------

     As of August 31, 2007, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

     Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York ("Jackson NY"), certain affiliated funds organized as fund-of-funds (the JNL/S&P Funds), and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

     As of August 31, 2007, the following persons beneficially owned more than 5% of the shares of the Fund indicated below: [TO BE UPDATED BY AMENDMENT]

------------------------------------------------ --------------------------------- --------------------- ------------------
FUND                                             NAME AND ADDRESS                  AMOUNT OF OWNERSHIP     PERCENTAGE OF
                                                                                                           SHARES OWNED
------------------------------------------------ --------------------------------- --------------------- ------------------
JNL/FI MID-CAP EQUITY FUND - CLASS A
---------------------------------------------------------------------------------- --------------------- ------------------

------------------------------------------------ --------------------------------- --------------------- ------------------
JNL/FI MID-CAP EQUITY FUND - CLASS B
---------------------------------------------------------------------------------- --------------------- ------------------

------------------------------------------------ --------------------------------- --------------------- ------------------

     Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant Investment Divisions. As noted above, Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of August 31, 2007, no person(s) may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund (or the following person(s) may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund:).
[TO BE UPDATED BY AMENDMENT]

------------------------------------------------------------- ----------------------- ------------------ ------------------
FUND                                                          NAME AND ADDRESS            AMOUNT OF        PERCENTAGE OF
                                                                                         BENEFICIAL           SHARES
                                                                                          INTEREST          OUTSTANDING
------------------------------------------------------------- ----------------------- ------------------ ------------------
JNL/FI MID-CAP EQUITY FUND - CLASS A
-------------------------------------------------------------------------------- ----------------------- ------------------

------------------------------------------------------------- ----------------------- ------------------ ------------------
JNL/FI MID-CAP EQUITY FUND - CLASS B
-------------------------------------------------------------------------------- ----------------------- ------------------

------------------------------------------------------------- ----------------------- ------------------ ------------------

FUND TRANSACTIONS AND BROKERAGE

     Pursuant to each Sub-Advisory Agreement, the Sub-Adviser is responsible for placing all orders for the purchase and sale of portfolio securities of the Fund. Except as provided under the Trust's Directed Brokerage Guidelines, which are described below, the Sub-Advisers may place portfolio securities orders with broker-dealers selected in their discretion. The Sub-Advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results for the Fund ("best execution"), and each Sub-Adviser has adopted policies and procedures intended to assist it in fulfilling that obligation. In doing so, the Fund may pay higher commission rates than the lowest available when the Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

     The cost of securities transactions for the Fund consists not only of brokerage commissions (for transactions in exchange-traded equities, over-the-counter equities, and certain derivative instruments) or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Fund's transactions. Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Sub-Adviser may deal directly with dealers who make a market in the securities. Such dealers usually act as principals for their own account. Securities may also be purchased from various market centers.

     In selecting broker-dealers through which to effect transactions, each Sub-Adviser gives consideration to a number of factors described in its policy and procedures. The Sub-Advisers' policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. Consideration of these factors by a Sub-Adviser, either in terms of a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and any other accounts managed by the Sub-Adviser, could result in the Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

     Under the terms of the Sub-Advisory Agreements, and subject to best execution, the Sub-Advisers also expressly are permitted to give consideration to the value and quality of any "brokerage and research services" (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended), including securities research, statistical, quotation, or valuation services provided to the Sub-Adviser by the broker-dealer. In placing a purchase or sale order, a Sub-Adviser may use a broker-dealer whose commission in effecting the transaction is higher than that another broker-dealer might have charged for the same transaction if the Sub-Adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and any other accounts managed by the Sub-Adviser. Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Research services provided by broker-dealers through which a Sub-Adviser effects Fund transactions may be used by the Sub-Adviser in serving any or all of its accounts, and not all such services may be used by the Sub-Adviser in connection with the Sub-Adviser's services to the Fund.

     Where new issues of securities are purchased by the Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a Sub-Adviser in addition to selling the securities to the Fund or other advisory clients of the Sub-Adviser.

     Pursuant to the Trust's Directed Brokerage Guidelines, the Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct JNAM, in its capacity as the Trust's investment adviser, and each of the Sub-Advisers, acting as agents for the Funds, to execute orders for the purchase or sale of portfolio securities with broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Fund back to the Fund.

     In addition, in selecting broker-dealers to execute orders for the purchase or sale of portfolio securities for a Fund, JNAM and Sub-Advisers may not take into account the broker-dealers' promotion or sale of variable contracts that invest in Fund shares. The Trust, JNAM, the Sub-Advisers and JNLD, the principal underwriter for the Trust, may not enter into any agreement (whether oral or written) or other understanding under which the Trust directs or is expected to direct to a broker-dealer, in consideration for the promotion or sale of shares issued by the Trust or any other registered investment company, portfolio securities transactions, or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Trust's portfolio transactions effected through any other broker-dealer.

     From time to time the Board will review whether a Sub-Adviser's commission recapture for the benefit of the Fund of some portion of the compensation paid by the Fund on the portfolio transactions is legally permissible and advisable. The Board intends to continue to review whether recapture opportunities are legally permissible and, if so, to determine in the exercise of its business judgment whether it would be advisable for the Fund to participate, or continue to participate, in the commission recapture program.

     Portfolio  transactions  for the Fund may be  executed  on an agency  basis through broker-dealers that are affiliated with the Trust, JNAM or a Sub-Adviser, if, in the Sub-Adviser's judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions. All transactions with affiliated broker-dealers must comply with Rule 17e-1 under the 1940 Act, and are reported to and reviewed by the Board on a regular basis.

     Subject to compliance with Rule 10f-3 under the 1940 Act, Sub-Advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the Sub-Adviser is a member. All such transactions are reported to and reviewed by the Board on a regular basis.

     Subject to compliance with Rule 17a-7 under the 1940 Act, Sub-Advisers are permitted to cause the Fund to purchase securities from or sell securities to another account, including another investment company, advised by the Sub-Adviser. All such transactions are reported to and reviewed by the Board on a regular basis.

     There are occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by JNAM or a Sub-Adviser, or an affiliated company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when JNAM or the Sub-Adviser believes that to do so is in the interest of the Fund and the other accounts participating. When such concurrent authorizations occur the executions will be allocated in an equitable manner.

VII. OTHER MATTERS

     The Trust will furnish, without charge, a copy of the Trust's annual report for the fiscal year ended December 31, 2006, a copy of the Trust's semi-annual report for the period ended June 30, 2007, or a copy of the Trust's prospectus and Statement of Additional Information to any shareholder upon request. To obtain a copy, please call 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), write JNL Series Trust, P.O. Box 378002, Denver, Colorado 80237-8002, or visit WWW.JNL.COM or WWW.JNLNY.COM.

     JNAM, the investment adviser to the Trust, is located at 1 Corporate Way, Lansing, Michigan 48951. JNAM is a wholly-owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. JNAM also serves as the Trust's Administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly-owned subsidiary of Jackson. JNLD is located at 7601 Technology Way, Denver, Colorado 80237.

     The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

     The cost of the preparation, printing and distribution of this Information Statement will be paid by JNAM.

                                   EXHIBIT A-1

INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JACKSON NATIONAL ASSET MANAGEMENT, LLC
                AND J.P. MORGAN INVESTMENT MANAGEMENT, INC.


                        INVESTMENT SUB-ADVISORY AGREEMENT

     This AGREEMENT is effective this 2nd day of May, 2005, by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, Adviser is the investment manager for the JNL Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

     WHEREAS, the Adviser represents that it has entered into an Investment Advisory and Management Agreement ("Management Agreement") dated as of January 31, 2001 with the Trust; and

     WHEREAS, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto ("each a Fund").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. APPOINTMENT. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. DELIVERY OF DOCUMENTS. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser's services:

     a) the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

          b)   the Trust's By-Laws and amendments thereto;

          c) resolutions of the Trust's Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

          d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

          e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

          f) the Trust's most recent prospectus and Statement of Additional Information for the Funds (collectively called the "Prospectus").

          During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Fund, prospects of each Fund or the public that refer to the Fund in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way that have been furnished to the Sub-Adviser for its approval are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by e-mail, first class or overnight mail, facsimile transmission equipment or hand delivery.

          Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing within a reasonable time before they become effective. Any amendments or supplements that impact the management of the Funds will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's approval thereof.

          The Sub-Adviser agrees to permit the Adviser and the Trust to use its name in the names of the Funds and when referring to the Sub-Adviser. Upon termination of the Agreement with respect to any one Fund the Adviser will cause such Fund to cease to use the Sub-Adviser's name in the name of the Fund. Upon the termination of the Agreement with respect to all Funds, the Sub-Adviser shall cease and shall cause the Funds to cease all use of the name and marks of the Sub-Adviser and its affiliates.

3. MANAGEMENT. Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust's Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, on a discretionary basis, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of the Funds. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds' investments, and will comply with the provisions of Trust's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds, which may be amended from time to time. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser, solely with respect to the assets of the Funds, which are under its management pursuant to this Agreement, is responsible for compliance with the diversification provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended ("IRC"), and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Funds.

     Adviser will not act in a manner that would result in Sub-Adviser failing to maintain the required diversification. If the failure to diversify is inadvertent, Jackson National Life Insurance Company and any of its affiliates investing in the Funds, as owner of the assets in the Funds, shall in good faith and assisted by the Sub-Adviser follow the procedures specified in Treas. Reg. Section 1.817-5(a)(2) and Revenue Procedure 92-25 (or its successor) to request relief from the Commissioner of Internal Revenue Service, and that in such an event Sub-Adviser will assist the Adviser in the preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 11 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of Sub-Adviser.

     The Adviser agrees on an on-going basis to provide or cause to be provided to the Sub-Adviser in advance and in writing, guidelines, (the "Guidelines"), setting forth the limitations imposed on the Fund as a result of relevant requirements under state law pertaining to insurance products. The Sub-Adviser shall be permitted to rely on the most recent Guidelines delivered to it. The Adviser agrees that the Sub-Adviser may rely on the Guidelines without independent verification of their accuracy. Adviser may amend the Guidelines upon written notice to Sub-Advisor; provided such amendment becomes effective only upon Sub-Advisor's written acknowledgment of its receipt of such amendment, and Sub-Advisor shall be provided a reasonable time to comply with such amendment.

     The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser's opinion, constitute a violation of any federal or state laws, rules or regulations.

     The Sub-Adviser further agrees that it:

     a)   will use the same skill and care in providing such services as it uses
          in  providing   services  to  fiduciary  accounts  for  which  it  has
          investment responsibilities;

     b) will comply with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

     c) will report regularly to Adviser and to the Trust's Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser;

     d) will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser;

     e) will prepare and maintain such books and records with respect to each Fund's securities transactions in accordance with Section 7 herein, and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as the Adviser may reasonably request;

     f) will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser's supervision;

     g) will act upon reasonable instructions from Adviser not inconsistent with the fiduciary duties and Investment Objectives hereunder;

     h) except as provided in Sections 15 and 20 of this Agreement, will treat confidentially and as proprietary information of Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust, provided, however, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser. Notwithstanding the provisions of said clause, to the extent that any market counterparty with whom the Sub-Adviser deals requires information relating to the Fund (including, but not limited to, the identity of the Fund and market value of the Fund), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund in accordance with the terms of this Agreement;

     i) will vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder and in line with the Sub-Adviser's proxy voting guidelines and procedures in effect from time to time. The Adviser agrees to instruct the Fund's custodian to forward all proxy materials and related shareholder communications to Sub-Adviser promptly upon receipt. The Sub-Adviser shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner. With respect to the JNL/JPMorgan International Equity Fund, Sub-Adviser shall not be required to take any action or render any advice with respect to any legal proceedings, including bankruptcies, involving securities, or the issuers thereof, held in the Fund on or prior to the date of this Agreement; and

     j) may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trusts, including the Funds, except that such consultations are permitted between the current and successor sub-advisers of the Funds in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

4. CUSTODY OF ASSETS. Sub-Adviser shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. The Trust and Adviser shall have full responsibility for the payment of all taxes due on capital or income held or collected for the Fund and the filing of any returns in connection therewith or otherwise required by law. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the Fund's custodian. The Trust and Adviser shall direct the Fund's custodian to comply with all investment instructions given by Sub-Adviser with respect to the Fund. The Fund's custodian or the Adviser will provide Sub-Adviser with details of Fund cash flows on a daily basis. The Trust and Adviser shall provide Sub-Adviser with reasonable advance notice of any subsequent changes in the Fund's custodian.

5. BROKERAGE. The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates and the Adviser acknowledges that the Sub-Adviser will effect securities and other transactions through brokers of its choosing. Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Sub-Adviser will provide copies of futures agreements entered into by the Funds to the Adviser, if applicable. It is the Sub-Adviser's general policy in selecting a broker to effect a particular transaction to seek to obtain "best execution", which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

     Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. Subject to such policies and procedures as the Trust's Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on brokerage placements to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

6. EXPENSES. The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. Each Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

7. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request, copies of which may be retained by the Sub-Adviser. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund's portfolio transactions. The Adviser shall maintain all books and records not related to the Fund's portfolio transactions.

8. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

9. SERVICES TO OTHERS. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts, including other investment companies and accounts following the same investment strategy as the Fund. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10. LIMITATION OF LIABILITY. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of Sub-Adviser's duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser's willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Adviser may have under any applicable laws.

     Sub-Adviser does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that Sub-Adviser may use, or the success of Sub-Adviser's overall management of the Fund. The Trust and Advisor understand that investment decisions made for the Fund by Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable. Sub-Adviser will manage only the assets of the Fund allocated to its management by the Adviser and in making investment decisions for the Fund.

11. INDEMNIFICATION. Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party's affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys' fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance or gross negligence on the part of the indemnifying party. Neither the Adviser or the Sub-Adviser shall be liable for any special, consequential or incidental damages.

12. DURATION AND TERMINATION. This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for one year from the date of its execution. Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, PROVIDED that such continuation is specifically approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days' written notice by the Trust or Adviser, or on sixty days' written notice by the Sub-Adviser (the date of termination may be less than or more than sixty days after written notice of termination so long as the duration of the notice period is agreed upon by the Adviser and Sub-Advisor). This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

13.  ACKNOWLEDGEMENTS OF ADVISER. Adviser acknowledges and agrees that:

     (a) The assets of the Fund may be invested in futures contracts and consents to the Sub-Adviser's use of the alternate disclosure and recordkeeping standards under Commodity Futures Trading Commission Rule 4.7 with respect to such futures trading, which alternate standards are available to the Sub-Adviser on account of each Fund's ownership of securities of issuers not affiliated with the Funds and other investments with an aggregate market value of at least $2,000,000 and on account of the Trust's status as an investment company registered under the 1940 Act (not formed for the specific purpose of either investing in an exempt pool or opening an exempt account);

     (b) It is excluded from the definition of a commodity pool operator under CFTC Rule 4.5, and in connection with such exemption has filed a notice of eligibility and will provide the Sub-Adviser with a copy of such notice of eligibility before the execution of this Agreement; and

     (c) The Adviser hereby acknowledges that not less than forty-eight (48) hours before the date it has executed this Agreement, it received from the Sub-Adviser a copy of Part II of Sub-Advisers Form ADV, as required by Rule 204-(3) of the Investment Advisers Act of 1940, as amended.

14. OBLIGATIONS OF ADVISER. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser's investment advisory services as specified under this Agreement:

     (a) A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

     (b) A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification); and

     (c)  A copy of the current compliance procedures for each Fund.

     The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

15. CONFIDENTIAL TREATMENT. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded by the Trust and the Adviser as confidential and for use only by the Adviser and the
     Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose, in any manner whatsoever except as expressly authorized in this Agreement, any list of securities held by the Funds until such list of securities is filed with the Securities and Exchange Commission or mailed out to shareholders, which filing or mailing shall not be made sooner than 30 days after quarter end, except that the Funds' top 10 holdings may be disclosed 16 days after month end. In addition, at the of each quarter, the Adviser may disclose, earlier than 30 days after quarter end, a list of the securities purchased or sold by the Fund during the quarter to certain third party data or service providers who have entered into a confidentiality agreement with the Adviser.

16. ENTIRE AGREEMENT; AMENDMENT OF THIS AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the Funds. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

17. Notice. All notices and other written communications specified herein shall be deemed duly given if delivered personally, if mailed (by registered or certified mail, and postage prepaid), if sent by overnight courier service for next business day delivery, by facsimile transmission, or by electronic transmittal with return receipt, to the appropriate address for each party as set forth below. Such communications shall be effective immediately (if delivered in person or by confirmed facsimile), upon the date acknowledged to have been received in return receipt, or upon the next business day (if sent by overnight courier service). .

     (a)  To Adviser:
          Jackson National Asset Management, LLC
          225 W. Wacker Drive
          Suite 1200
          Chicago, IL 60606
          Attn: Mark Nerud

     (b)  To Sub-Adviser:
          J.P. Morgan Investment Management
          522 Fifth Ave.
          New York, N.Y. 10036
          Attn: David McCrea

18. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

     The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

19. ADVISER REPRESENTATIONS. The Adviser represents and warrants to Sub-Adviser that: (i) the Adviser have full power and authority to appoint Sub-Adviser to manage the Fund in accordance with the terms of this Agreement, (ii) this Agreement is valid and has been duly authorized, does not violate any obligation by which the Adviser is bound, and when so executed and delivered, will be binding upon the Adviser in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and general principles of equity (and the Adviser agrees to provide Sub-Adviser with evidence of such authority as may be reasonably requested by Sub-Adviser).

20. DELEGATION TO THIRD PARTIES. Sub-Adviser may employ an affiliate or a third party to perform any accounting, administrative, reporting and ancillary services required to enable Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, Sub-Adviser may provide information about the Fund to any such affiliate or other third party for the purpose of providing the services contemplated under this clause. Sub-Adviser will act in good faith in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve Sub-Adviser of any of its obligations under this Agreement.

21. Trade Settlement at Termination. Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Adviser shall be entitled, without prior notice to the Adviser or the Fund, to direct the Fund's custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated, and to pay any outstanding liabilities of the Sub-Adviser with respect to such transaction.. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Adviser and the Sub-Adviser.

22. Force Majeure. (a) Neither party to this Agreement shall be liable for damages resulting from delayed or defective performance when such delays arise out of causes beyond the control and without the fault or negligence of the offending party. Such causes may include, but are not restricted to, Acts of God or of the public enemy, terrorism, acts of the State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions, and freight embargoes.

     (b) If at any time due to major fluctuations in market prices, abnormal market conditions or any other reason outside the control of Sub-Advisor, there shall be a deviation from the specific instructions set out in the Fund's registration statement or Guidelines: (i)
          Sub-Advisor shall not be in breach of the Fund's registration statement or Guidelines provided it takes such steps as may be necessary to ensure compliance within 14 days after such deviation occurs; and (ii) if, in the judgment of Sub-Advisor, the actions described in (i) above are not in the best interests of Fund, Sub-Advisor may, prior to the expiration of the 14 day period referred to in (i) above, make a written recommendation to Advisor on the most appropriate way to deal with the deviation which shall toll the deadline in (i) above. Unless Advisor directs Sub-Advisor to the contrary within 14 days of the receipt by Advisor of the recommendation, Sub-Advisor shall be entitled to implement its recommendation and shall not be in breach of the Fund's registration statement or t Guidelines. Sub-Advisor does not provide any express or implied warranty as to the performance or profitability of the Fund or any part thereof or that any specific investment objectives will be successfully met.

23. Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, Sub-Advisor has adopted a Customer Identification Program, ("CIP") pursuant to which Sub-Advisor is required to obtain, verify and maintain records of certain information relating to its clients. In order to facilitate Sub-Advisor's compliance with its CIP, Advisor and Trust hereby represents and warrants that (i) Fund's taxpayer identification number or other government issued identification number is 38-3387117 for the JNL/JPMorgan International Value Fund and 38-3230004,for the JNL/JPMorgan International Equity Fund
     (ii) all documents provided to Sub-Advisor are true and accurate as of the date hereof, and (iii) Advisor agrees to provide to Sub-Advisor such other information and documents that Sub-Advisor requests in order to comply with Sub-Advisor's CIP.

24. APPLICABLE LAW. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

25. COUNTERPART SIGNATURES. This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 18th day of April, 2005.

                                         JACKSON NATIONAL ASSET MANAGEMENT, LLC


                                         By:  /s/ Andrew B. Hopping
                                         Name:    ANDREW B. HOPPING
                                         Title:   PRESIDENT

                                         J.P. MORGAN INVESTMENT MANAGEMENT INC.

                                         By:  /s/ David Warsoff
                                         Name:    DAVID WARSOFF
                                         Title:   VICE PRESIDENT

                                   SCHEDULE A
                                     (Funds)

                     JNL/JPMorgan International Equity Fund
                      JNL/JPMorgan International Value Fund

                                   SCHEDULE B
                                 (Compensation)

                     JNL/JPMORGAN INTERNATIONAL EQUITY FUND

          AVERAGE DAILY NET ASSETS                    ANNUAL RATE

          $0 to $50 million:                                 .50%
          $50 million to $200 million:                       .45%
          $200 million to $500 million:                      .40%
          Over $500 million:                                 .35%

                      JNL/JPMORGAN INTERNATIONAL VALUE FUND

          AVERAGE DAILY NET ASSETS                    ANNUAL RATE

          $0 to $50 million:                                 .50%
          $50 million to $200 million:                       .45%
          $200 million to $500 million:                      .40%
          Amounts over $500 million:                         .35%

                                   EXHIBIT A-2

AMENDMENT TO INVESTMENT  SUB-ADVISORY  AGREEMENT  BETWEEN JACKSON NATIONAL ASSET
             MANAGEMENT, LLC AND J.P. MORGAN INVESTMENT MANAGEMENT, INC.


                                   AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                     J.P. MORGAN INVESTMENT MANAGEMENT INC.

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of January 31, 2001 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of the JNL Series Trust; and

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses; and

     WHEREAS, in order to reflect a change in sub-adviser for the JNL/Western Asset U.S. Government & Quality Bond Fund, Schedule A and Schedule B must be amended, to add the new sub-advised fund (the JNL/JPMorgan U.S. Government & Quality Bond Fund).

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 30, 2007, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 30, 2007, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 30th day of April, 2007.

JACKSON NATIONAL ASSET                          J.P. MORGAN INVESTMENT
MANAGEMENT, LLC                                 MANAGEMENT INC.


By:  /s/ Mark D. Nerud                          By: /s/ David Warsoff
Name:    MARK D. NERUD                          Name:   DAVID WARSOFF
Title:   PRESIDENT                              Title:  VICE PRESIDENT

                                   SCHEDULE A
                              DATED APRIL 30, 2007
                                     (Funds)

 -------------------------------------------------------------------------------
                     JNL/JPMorgan International Equity Fund
 -------------------------------------------------------------------------------
                      JNL/JPMorgan International Value Fund
 -------------------------------------------------------------------------------
                JNL/JPMorgan U.S. Government & Quality Bond Fund
 -------------------------------------------------------------------------------

                                   SCHEDULE B
                              DATED APRIL 30, 2007
                                 (Compensation)

  ----------------------------------------------------------------------------
                     JNL/JPMORGAN INTERNATIONAL EQUITY FUND
    ----------------------------------------------------------------------------
    ------------------------------------------------------- --------------------
    AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
    ------------------------------------------------------- --------------------
    $0 to $350 Million                                              .40%
    ------------------------------------------------------- --------------------
    Amounts over $350 Million                                       .35%
    ------------------------------------------------------- --------------------

    ----------------------------------------------------------------------------
                      JNL/JPMORGAN INTERNATIONAL VALUE FUND
    ----------------------------------------------------------------------------
    AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
    ------------------------------------------------------- --------------------
    $0 to $350 Million                                              .40%
    ------------------------------------------------------- --------------------
    Amounts over $350 Million                                       .35%
    ------------------------------------------------------- --------------------

    ----------------------------------------------------------------------------
                JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND
    ----------------------------------------------------------------------------
    AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
    ------------------------------------------------------- --------------------
    $0 to $200 Million                                              .20%
    ------------------------------------------------------- --------------------
    $200 Million to $500 Million                                    .15%
    ------------------------------------------------------- --------------------
    Amounts over $500 Million                                       .12%
    ------------------------------------------------------- --------------------

                                   EXHIBIT A-3

AMENDMENT TO INVESTMENT  SUB-ADVISORY  AGREEMENT  BETWEEN JACKSON NATIONAL ASSET
             MANAGEMENT, LLC AND J.P. MORGAN INVESTMENT MANAGEMENT, INC.


                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                     J.P. MORGAN INVESTMENT MANAGEMENT INC.

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of May 2, 2005 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of the JNL Series Trust.

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

     WHEREAS, in order to reflect a change in sub-adviser from J.P. Morgan Investment Management Inc. to A I M Capital Management, Inc. for the JNL/JPMorgan International Equity Fund, Schedule A and Schedule B must be amended, to delete said fund.

     WHEREAS, in order to reflect the merger of the JNL/Putnam Midcap Growth Fund into the JNL/FI Mid-Cap Equity Fund, and a subsequent change in sub-adviser of the JNL/FI Mid-Cap Equity Fund from Pyramis Global Advisors, LLP to J.P. Morgan Investment Management, Inc., Schedule A and Schedule B must be amended, to add the new sub-advised fund (the JNL/JPMorgan MidCap Growth Fund).

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated December 3, 2007, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated December 3, 2007, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 3rd day of December, 2007.

JACKSON NATIONAL ASSET                          J.P. MORGAN INVESTMENT
MANAGEMENT, LLC                                 MANAGEMENT INC.


By:                                             By:
Name:    MARK D. NERUD                          Name:
Title:   PRESIDENT                              Title:

                                   SCHEDULE A
                                DECEMBER 3, 2007
                                     (Funds)

 ------------------------------------------------------------------------------
                      JNL/JPMorgan International Value Fund
 ------------------------------------------------------------------------------
                         JNL/JPMorgan MidCap Growth Fund
 ------------------------------------------------------------------------------
                JNL/JPMorgan U.S. Government & Quality Bond Fund
 ------------------------------------------------------------------------------

                                   SCHEDULE B
                                DECEMBER 3, 2007
                                 (Compensation)

    ----------------------------------------------------------------------------
                      JNL/JPMORGAN INTERNATIONAL VALUE FUND
    ----------------------------------------------------------------------------
    AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
    ------------------------------------------------------- --------------------
    Amounts over $350 Million                                       .35%
    ------------------------------------------------------- --------------------


    ----------------------------------------------------------------------------
                         JNL/JPMORGAN MIDCAP GROWTH FUND
    ----------------------------------------------------------------------------
    AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
    ------------------------------------------------------- --------------------
    All Assets                                                      .40%
    ------------------------------------------------------- --------------------


    ----------------------------------------------------------------------------
                JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND
    ----------------------------------------------------------------------------
    AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
    ------------------------------------------------------- --------------------
    ------------------------------------------------------- --------------------
    $0 to $200 Million                                              .20%
    ------------------------------------------------------- --------------------
    $200 Million to $500 Million                                    .15%
    ------------------------------------------------------- --------------------
    Amounts over $500 Million                                       .12%
    ------------------------------------------------------- --------------------

                                    EXHIBIT B

COMPARISON OF THE JNL/FI  MID-CAP  EQUITY FUND GROWTH FUND AND THE  JNL/JPMORGAN
                              MIDCAP GROWTH FUND



JNL/JPMORGAN MIDCAP GROWTH FUND (FORMERLY JNL/FI MID-CAP EQUITY FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/JPMorgan MidCap Growth Fund is to seek capital growth over the long-term.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in common stocks of mid-cap companies which its sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), believes are capable of achieving sustained growth. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in affiliated money market funds, high-quality money market instruments or repurchase agreements.

In managing the Fund, the Sub-Adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the Sub-Adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The Sub-Adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the Sub-Adviser's research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The Sub-Adviser may sell a security for several reasons. The Sub-Adviser may sell a security due to a change in the company's fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the Sub-Adviser may also sell a security, that the Sub-Adviser no longer considers reasonably valued.


PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff. PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.


JPMorgan has been serving as the Sub-Adviser to this Fund since December 3, 2007. Returns shown for the periods prior reflect the results achieved by prior Sub-Advisers.

Effective December 3, 2007, the JNL/Putnam Midcap Growth Fund (the "Acquired Fund") was combined with the JNL/FI Mid-Cap Equity Fund as the surviving Fund (the "Surviving Fund"). In addition, the sub-adviser for the Surviving Fund was changed to J.P. Morgan Investment Management Inc. The performance shown is the Surviving Fund's historic performance and does not reflect the performance of the Acquired Fund or for J.P. Morgan Investment Management Inc.


ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[OBJECT OMITTED]

15.01%     35.16%     124.19%     -34.74%    -40.19%    -29.21%    35.65%    18.00%    6.16%    12.05%
------     ------     -------     -------    -------    -------    ------    ------    -----    ------
1997       1998       1999        2000       2001       2002       2003      2004      2005     2006


In the periods shown in the chart, the Fund's highest quarterly return was 59.05% (4th quarter of 1999) and its lowest quarterly return was -32.74% (1st quarter of 2001).

CLASS B

[OBJECT OMITTED]

6.34%     12.31%
-----     ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 15.53% (4th quarter of 2004) and its lowest quarterly return was -4.20% (1st quarter of 2005).


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006
-------------------------------------------------- --------------------- -------------------- ---------------------
                                                          1 year               5 year               10 year*
-------------------------------------------------- --------------------- -------------------- ---------------------
JNL/JPMorgan MidCap Growth Fund (Class A)                 12.06%               6.15%                6.24%
S&P MidCap 400 Index                                      10.35%               10.89%               14.46%
-------------------------------------------------- --------------------- -------------------- ---------------------

The S&P MidCap 400 Index is a broad-based, unmanaged index.

* The Fund began operations on May 15, 1995. Prior to May 1, 2004, the Fund was managed by Janus Capital Management, LLC. Prior to April 30, 2007, the Fund was managed by Fidelity Management & Research Company. Prior to December 3, 2007, the Fund was managed by Pyramis Global Advisors, LLC.



AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006
------------------------------------------------------------------------ --------------------- --------------------
                                                                                1 year           Life of Class*
------------------------------------------------------------------------ --------------------- --------------------
JNL/JPMorgan MidCap Growth Fund (Class B)                                       12.31%                11.43%
S&P MidCap 400 Index                                                            10.35%                11.20%
------------------------------------------------------------------------ --------------------- --------------------

The S&P MidCap 400 Index is a broad-based, unmanaged index.

* The Class B shares of the Fund began operations on March 5, 2004. Prior to May 1, 2004, the Fund was managed by Janus Capital Management, LLC. Prior to April 30, 2007, the Fund was managed by Fidelity Management & Research Company. Prior to December 3, 2007, the Fund was managed by Pyramis Global Advisors, LLC.


EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.80%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Acquired Fund Fees and Expenses*                                                                       0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   1.02%
---------------------------------------------------------------------------------------------- ----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.80%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Acquired Fund Fees and Expenses*                                                                       0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.82%
---------------------------------------------------------------------------------------------- ----------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ ---------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
1 Year                                                                                           $104
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
3 Years                                                                                          $325
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
5 Years                                                                                          $563
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
10 Years                                                                                       $1,248
------------------------------------------------------------------------------------ ---------------------------

------------------------------------------------------------------------------------ ---------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
1 Year                                                                                            $84
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
3 Years                                                                                          $262
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
5 Years                                                                                          $455
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
10 Years                                                                                       $1,014
------------------------------------------------------------------------------------ ---------------------------


ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITIONS. To respond to unusual circumstances, the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.


THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/JPMorgan MidCap Growth Fund is JPMorgan, with principal offices at 245 Park Avenue, New York, New York 10167. JPMorgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. JPMorgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2006, JPMorgan and its affiliates had approximately $1,013 trillion in assets under management.

Christopher Jones, Managing Director, is a portfolio manager in the U.S. Equity Group. An employee since 1982, Chris heads the Growth & Small Cap Portfolios Group, which comprises mid, small, and micro cap products as well as life sciences and technology. He has had fund management and analytical responsibilities on the small cap team since 1986, and has served as the team's chief investment officer since 1993. Chris has also been managing the Luxembourg-domiciled JPMF America Micro Cap Fund since its 1988 inception. He holds an M.A. in history from Cambridge University and is a member of both the New York Society of Security Analysts and the Association for Investment Management and Research. He is a CFA charterholder.

Timothy Parton, Managing Director, is a portfolio manager in the U.S. Equity Group. Since January 2001 he has been co-manager of the firm's mid cap growth strategy. Timothy's analytical focus is on technology, financial services, energy and transportation. An employee since 1986, he is co-portfolio manager of the UK-domiciled JPMF American Investment Trust, the Luxembourg domiciled JPMF America Small Cap Fund, and the U.S.-based JPMorgan Small Cap Growth Fund. He joined the firm as an analyst and trainee portfolio manager on the U.S. large cap institutional team in London. In 1990 he transferred to New York to specialize in small cap investments. Timothy obtained a B.Sc. in Economics and Accounting from the University of Bristol in England. He is a member of the New York Society of Security Analysts and the Association for Investment Management and Research. He is also a CFA charterholder and NASD Series 66 licensed.


The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.


A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Annual Report dated December 31, 2007.